UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2015

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road, Suite 300

Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of ImmunoCellular Therapeutics, Ltd. (the “Company”) was held on June 26, 2015. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 30, 2015.

Proposal 1 – The Company’s stockholders voted in favor of the election of each of the four nominated individuals to serve as directors until the 2016 Annual Meeting of Stockholders or until his or her respective successor is duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrew Gengos	15,058,651	1,631,469	46,719,149
Rahul Singhvi, Sc.D.	15,708,066	982,054	46,719,149
Gary S. Titus	15,568,702	1,121,418	46,719,149
John S. Yu, M.D.	14,922,863	1,767,257	46,719,149

Proposal 2 – The Company’s stockholders did not approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Board of Directors prior to the Company’s 2016 Annual Meeting of Stockholders: a. a reverse stock split of the Company’s common stock, whereby each outstanding 2, 3, 4, 5 or 10 shares would be combined, converted and changed into one share of common stock; b. for reverse splits in the range of 1-for-3 to 1-for-10, a reduction in the number of authorized shares of the Company’s common stock from 149,000,000 to 99,000,0000, 74,500,000, 59,500,000, or 29,500,000, respectively. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
42,360,384	19,499,608	1,549,277	0

Proposal 3 – The Company’s stockholders ratified of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
61,190,282	1,108,357	1,110,630	0

Proposal 4 – The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,714,000	2,561,837	414,283	46,719,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ David Fractor
David Fractor
Principal Accounting Officer